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                                                                  EXHIBIT 10.9

                                FIRST AMENDMENT


        FIRST AMENDMENT (the "FIRST AMENDMENT") dated as of July 31, 1992 by and between CLARK EQUIPMENT COMPANY ("CEC") and TEREX CORPORATION
("Purchaser"). Except as otherwise defined herein, capitalized terms used herein and defined in the Stock Purchase Agreement referred to below shall be used herein as therein defined.

                             W I T N E S S E T H :
                             _ _ _ _ _ _ _ _ _ _

        WHEREAS, the parties hereto have entered into a Stock Purchase Agreement, dated as of May 27, 1992 (the "Stock Purchase Agreement"), as amended hereby; and

        WHEREAS, the parties to the Stock Purchase Agreement desire to amend the Stock Purchase Agreement;

        NOW THEREFORE, it is agreed:

        1. The definition of "Ancillary Agreements" contained in Section 1.01 of the Stock Purchase Agreement is hereby amended by deleting the term "Korean Mortgage" and inserting in lieu thereof the term "Korean Pledge Agreement".

        2.   The definition of "Clarklift/Samsung Entities" contained in Section
1.01 of the Stock Purchase Agreement is hereby amended by inserting immediately following the phrase "Clarklift of Washington/Alaska, Inc.," the phrase
"Midland Clarklift, Inc.,".

        3. The definition of "Group Stock" contained in Section 1.01 of the Stock Purchase Agreement is hereby amended by inserting the phrase "40,000 shares of common stock, no par value, of Midland Clarklift, Inc.;" immediately following the phrase "Clarklift of Washington/Alaska, Inc.;" contained therein.
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        4.  The definition of "German Mortgage" contained in Section 1.01 of the Stock Purchase Agreement is hereby amended by deleting the phrase "8.08(b)" contained therein and by inserting in lieu thereof the phrase "8.06(b)".

        5. The definition of "Korean Mortgage" contained in Section 1.01 of the Stock Purchase Agreement is hereby deleted in its entirety and the following definition is added in lieu thereof:

        "Korean Pledge Agreement" shall have the meaning assigned to such term in Section 8.06(a) hereof.

        6.  The definition of "Transferred Affiliates" contained in Section
1.01 of the Stock Purchase Agreement is hereby amended by inserting the term "Midland Clarklift, Inc., a South Carolina corporation;" immediately following the phrase "Clarklift of Washington/Alaska, Inc., a Washington Corporation;".

        7. Section 1.01 of the Stock Purchase Agreement is hereby amended by inserting the following new definitions therein:

        "CCI" shall have the meaning assigned to such term in
        Section 8.06(a) hereof.

        "CMH" shall have the meaning assigned to such term in
        Section 8.06(a) hereof.

        8. Section 2.01 of the Stock Purchase Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof the following:

        Subject to the terms and conditions set forth in this Agreement, including, without limitation, the terms and conditions set forth in Section 10.01, CEC agrees to, and shall cause the Other Sellers to, sell, assign, transfer and deliver to the Purchaser on the Closing
        Date and the Purchaser agrees to purchase from CEC and the Other Sellers on the Closing Date the Group Stock, except for the stock of Samsung-Clark Co., Ltd., which may be assigned and transferred to CMHC on the Closing Date or on a date subsequent to the Closing Date mutually agreed upon by CEC and the Purchaser provided, however, that nothing


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                in this provision shall be construed to exclude the shares of
                Samsung-Clark from the definition of Group Stock.

                9. Section 2.01 of the Stock Purchase Agreement is hereby amended by deleting the phrase "the opening" contained in the last sentence therein and inserting in lieu thereof the phrase "the close".

                10. Section 2.02(d) of the Stock Purchase Agreement is hereby amended by deleting the phrase "the opening" contained in the first sentence therein and by inserting in lieu thereof the phrase "the close".

                11. Section 5.09(c) of the Stock Purchase Agreement is hereby amended by deleting the period at the end of the first and second sentences thereof and adding the following language at the end of each such sentence:

                ", listing CEC and its past, present and future subsidiaries and affiliates and members of the CMH Group as additional insureds and stating that CEC is to be notified in writing in advance if the policy or policies are cancelled or coverage amounts reduced."

                12. The Stock Purchase Agreement is hereby amended by adding a new Section 5.13 which shall read, in its entirety:

                SECTION 5.13. Tax Matters. Neither the Purchaser nor any of its subsidiaries or affiliates shall engage or cause any of the Transferred Affiliates to engage in any transactions or activities on the Closing Date that are outside the ordinary course of business which give rise to any tax liability for which CEC or any of its affiliates is or may be liable.

                13. Section 8.06 of the Stock Purchase Agreement is hereby amended to read, in its entirety:

                SECTION 8.06. Receipt of Korean Pledge Agreement and German Mortgage. CEC shall have received (a) a Pledge Agreement, executed by each of CMH Acquisition Corp. ("CMH") and Clark Components International, Inc. ("CCI"), which shall provide for a first priority perfected pledge by CCI of the shares of Clark


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        Components Korea, Inc. and a first priority perfected pledge by CMH of the shares of CCI (the "Korean Pledge Agreement"), which Korean Pledge Agreement shall secure all of the Purchaser's obligations under the Note and shall be in form and substance reasonably satisfactory to CEC, and
        (b) from Clark Equipment GmbH, a mortgage creating a valid first priority perfected mortgage lien on all of the real property (including all buildings and improvements thereon) owned by Clark Equipment GmbH in Saarn, Germany (the "German Mortgage"), which German Mortgage shall secure all of Purchaser's obligations under the Note and shall be in form and substance reasonably satisfactory to CEC.

        14. Exhibit 1.01(a) of the Stock Purchase Agreement is hereby deleted in its entirety and replaced by Exhibit 1.01(a) attached hereto.

        15. Exhibit 2.04 of the Stock Purchase Agreement is hereby amended to add the term "Midland Clarklift, Inc." immediately after the term "Clarklift of El Paso, Inc.," contained therein.

        16. Exhibit 2.02(c) of the Stock Pledge Agreement is deleted in its entirety and replaced by Exhibit 2.02(c) attached hereto.

        17. Exhibit 5.09 of the Stock Purchase Agreement is deleted in its entirety and replaced by Exhibit 5.09 attached hereto.

        18. Exhibit 7.03(a) of the Stock Purchase Agreement is deleted in its entirety and replaced by Exhibit 7.03(a) attached hereto.

        19. Exhibit 7.03(b) of the Stock Purchase Agreement is deleted in its entirety and replaced by Exhibit 7.03(b) attached hereto.

        20. Exhibit 8.03(a) of the Stock Purchase Agreement is deleted in its entirety and replaced by Exhibit 8.03(a) attached hereto.


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        21.  Exhibit 8.03(b) of the Stock Purchase Agreement is deleted in its entirety and replaced by Exhibit 8.03(b) attached hereto.

        22. Pursuant to Section 5.07 of the Stock Purchase Agreement, the Disclosure Schedules are hereby amended by including in said Disclosure Schedules the additional items set forth on Annex I attached hereto.

        23. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Stock Purchase Agreement, any of the Ancillary Agreements or the Disclosure Schedules.

        24. From and after the date hereof, all references in the Stock Purchase Agreement, each of the Ancillary Documents and the Disclosure Schedules shall be deemed to be references to the Stock Purchase Agreement, the Ancillary Documents or the Disclosure Schedules as amended hereby.

        25. This First Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

        26. The interpretation and construction of this First Amendment, and all matters relating hereto, shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York (regardless of the laws that might otherwise govern under applicable New York principles of conflicts of laws).


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        IN WITNESS WHEREOF, each of the parties hereto has caused its corporate name to be hereunto subscribed by its officer thereunto duly authorized, all as of the day and year first above written.

                                        CLARK EQUIPMENT COMPANY


                                        By /s/ Bernard D. Henely
                                           -----------------------------------
                                           Name:  Bernard D. Henely
                                           Title: Vice President


                                        TEREX CORPORATION


                                        By /s/ Marvin B. Rosenberg
                                           ----------------------------------
                                           Name:  Marvin B. Rosenberg
                                           Title: Secretary


                                        CLARK MATERIAL HANDLING COMPANY
                                        (to the extent of its obligations
                                        and agreements set forth or
                                        referred to in Sections 10.05 and
                                        10.06 of the Stock Purchase
                                        Agreement, as amended hereby)


                                        By /s/ John J. Moran, Jr.
                                           ----------------------------------
                                           Name:  John J. Moran, Jr.
                                           Title: Vice President


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